EXECUTION COPY

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                      AMENDED AND RESTATED TRUST AGREEMENT

                                      among

                    CATERPILLAR FINANCIAL FUNDING CORPORATION

                                     Seller

                                       and

                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION,

                                  Owner Trustee

                             Dated as of May 1, 2003

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-i-

(continued)

SECTION 5.05.         Accounting and Report to the Noteholders, the Owner, the

SECTION 6.04.         No Duties Except as Specified in This Agreement or in

SECTION 7.06.         Owner Trustee Not Liable for the Certificate, Notes or

-ii-

(continued)

EXHIBIT B              CERTIFICATE OF TRUST OF CATERPILLAR FINANCIAL ASSET
                       TRUST 2003-A..................................................B-1

EXHIBIT C              CERTIFICATEHOLDER CERTIFICATION...............................C-1

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         AMENDED AND RESTATED TRUST AGREEMENT dated as of May 1, 2003, between
CATERPILLAR FINANCIAL FUNDING CORPORATION, a Nevada corporation, as Seller, and
CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION, as Owner Trustee.

                                    ARTICLE I

                                   DEFINITIONS

SECTION 1.01.     Capitalized Terms. For all purposes of this Agreement, the following terms shall have the meanings set forth below:

         "Administration Agreement" means the Administration Agreement dated as of May 1, 2003, among the Administrator, the Trust, the Seller and the Indenture
Trustee, as the same may be amended, modified or supplemented from time to time.

         "Administrator" means Caterpillar Financial Services Corporation, a
Delaware corporation, or any successor Administrator under the Administration
Agreement.

         "Agreement" shall mean this Trust Agreement, as the same may be amended and supplemented from time to time.

         "Basic Documents" shall mean the Purchase Agreement, the Sale and
Servicing Agreement, the Indenture, the Administration Agreement, the Depository
Agreement, the Custodial Agreement, the Notes, the Certificates and the other documents and certificates delivered in connection therewith.

         "Benefit Plan Investor" shall have the meaning assigned to such term in
Section 11.13.

         "Certificate Balance" shall have the meaning assigned to such term in the Sale and Servicing Agreement.

         "Certificate Distribution Account" shall have the meaning assigned to such term in Section 5.01.

         "Certificate of Trust" shall mean the Certificate of Trust in the form of Exhibit B which has been filed for the Trust pursuant to Section 3810(a) of the Statutory Trust Statute.

         "Certificate Register" and "Certificate Registrar" shall mean the register mentioned and the registrar appointed pursuant to Section 3.04.

         "Certificateholder" or "Holder" shall mean the registered holder of the
Certificate.

         "Certificateholder Certification" shall mean a certification with respect to non-foreign status and Benefit Plan Investor status in the form of
Exhibit C hereto.

         "Code" shall mean the Internal Revenue Code of 1986, as amended.

         "Corporate Trust Office" shall mean, with respect to the Owner Trustee, the principal corporate trust office of the Owner Trustee located at c/o JP
Morgan Chase, 500 Stanton Christiana Road, OPS4, 3rd Floor, Newark, Delaware
19713; or at such other address as the Owner Trustee may designate by notice to the Owner and the Seller, or the principal corporate trust office of any successor Owner Trustee (the address of which the successor owner trustee will notify the Seller and the Owner).

         "Depository Agreement" means the agreement among the Trust, the
Indenture Trustee, the Administrator and The Depository Trust Company, dated May
28, 2003.

         "Expenses" shall have the meaning assigned to such term in Section 8.02.

         "Indenture Trustee" shall mean U.S. Bank National Association, not in its individual capacity but solely as Indenture Trustee under the Indenture, and any successor Indenture Trustee under the Indenture.

         "Owner" shall mean the Holder of the Certificate.

         "Owner Trust Estate" shall mean all right, title and interest of the
Trust in and to the property and rights assigned to the Trust pursuant to
Article II of the Sale and Servicing Agreement, all funds on deposit from time to time in the Trust Accounts and the Certificate Distribution Account and all
other property of the Trust from time to time, including any rights of the Owner
Trustee and the Trust pursuant to the Sale and Servicing Agreement and the
Administration Agreement.

         "Owner Trustee" shall mean Chase Manhattan Bank USA, National
Association, a national banking association, not in its individual capacity but solely as owner trustee under this Agreement, and any successor Owner Trustee hereunder.

         "Paying Agent" shall mean any paying agent or co-paying agent appointed pursuant to Section 3.09 and shall initially be JPMorgan Chase Bank.

         "Record Date" shall mean, with respect to any Distribution Date, at the close of business on the last calendar day of the month preceding the month in which such Distribution Date occurs.

         "Sale and Servicing Agreement" shall mean the Sale and Servicing
Agreement among the Trust, the Seller, as seller, and Caterpillar Financial
Services Corporation, as servicer, dated as of May 1, 2003, as the same may be amended, modified or supplemented from time to time.

         "Secretary of State" shall mean the Secretary of State of the State of
Delaware.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Seller" shall mean Caterpillar Financial Funding Corporation in its capacity as Seller hereunder.

         "Statutory Trust Statute" shall mean Chapter 38 of Title 12 of the
Delaware Code, 12 Del. Code ss. 3801 et seq., as the same may be amended from time to time.

         "Treasury Regulations" shall mean regulations, including proposed or temporary regulations, promulgated under the Code. References herein to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury
Regulations.

         "Trust" shall mean the trust established by this Agreement.

SECTION 1.02.     Other Definitional Provisions. (a) Capitalized terms used
herein and not otherwise defined have the meanings assigned to them in the Sale and Servicing Agreement or, if not defined therein, in the Indenture.

(b)      All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

(c)      As used in this Agreement and in any  certificate  or other  document made or delivered  pursuant hereto or thereto,  accounting  terms not defined in this  Agreement or in any such  certificate  or other document,  and  accounting  terms partly  defined in this  Agreement or in any such  certificate  or other document to the extent not  defined,  shall have the  respective  meanings  given to them under  generally accepted accounting  principles.  To the extent that the definitions of accounting terms in this Agreement or in any such  certificate  or other  document  are  inconsistent  with the  meanings of such terms under generally  accepted  accounting  principles,  the  definitions  contained in this Agreement or in any such certificate or other document shall control.

(d)      The words "hereof," "herein," "hereunder," and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section and
         Exhibit references contained in this Agreement are references to
         Sections and Exhibits in or to this Agreement unless otherwise specified; and the term "including" shall mean "including without limitation."

(e)      The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

                                   ARTICLE II

                                  ORGANIZATION

SECTION 2.01. Name. The Trust created hereby shall be known as "Caterpillar
Financial Asset Trust 2003-A," in which name the Owner Trustee may conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued.

SECTION 2.02. Office. The office of the Trust shall be in care of the Owner
Trustee at the Corporate Trust Office or at such other address in the State of
Delaware as the Owner Trustee may designate by written notice to the Seller.

SECTION 2.03. Purpose and Powers. (a) The purpose of the Trust is to engage in the following activities:

(i)      to issue the Class A-1 Notes, Class A-2 Notes, the Class A-3 Notes and
         the Class B Notes pursuant to the Indenture and the Certificate pursuant to this Agreement, and to sell $226,300,000 aggregate principal amount of the Class A-1 Notes, $143,000,000 aggregate principal amount of Class A-2 Notes, $284,500,000 aggregate principal amount of the Class A-3 Notes, $17,000,000 aggregate principal amount of Class B Notes to or upon the written order of the Seller pursuant to
         Section 2.01 of the Sale and Servicing Agreement and issue the
         Certificate with an initial Certificate Balance of $10,243,196 to or upon the written order of the Seller pursuant to Section 2.01 of the
         Sale and Servicing Agreement;

(ii)     with the proceeds from capital contributions from the Seller to pay the organizational, start-up and transactional expenses of the Trust and to fund the Reserve Account;

(iii)    to assign, grant, transfer, pledge, mortgage and convey the Trust
         Estate pursuant to the Indenture and to hold, manage and distribute to the Owner pursuant to the terms of the Sale and Servicing Agreement and this Agreement any portion of the Trust Estate released from the Lien of, and remitted to the Trust pursuant to, the Indenture;

(iv)     to enter into and perform its obligations under the Basic Documents to which it is to be a party;

(v)      to engage in those activities, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

(vi)     subject to compliance with the Basic Documents, to engage in such other activities as may be required in connection with conservation of the
         Owner Trust Estate and the making of distributions to the Owner and the
         Noteholders.

The Trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement or the Basic Documents.

SECTION 2.04. Appointment of Owner Trustee. The Seller hereby appoints the Owner
Trustee as trustee of the Trust effective as of the date hereof, to have all the rights, powers and duties set forth herein.

SECTION 2.05. Initial Capital Contribution of Trust Estate. The Seller hereby sells, assigns, transfers, conveys and sets over to the Owner Trustee, as of the date hereof, the sum of $1. The Owner Trustee hereby acknowledges receipt in trust from the Seller, as of the date hereof, of the foregoing contribution, which shall constitute the initial Owner Trust Estate

and shall be deposited in the Certificate Distribution Account. The Seller shall pay organizational expenses of the Trust as they may arise or shall, upon the request of the Owner
Trustee, promptly reimburse the Owner Trustee for any such expenses paid by the
Owner Trustee.

SECTION 2.06. Declaration of Trust. The Owner Trustee hereby declares that it will hold the Owner Trust Estate in trust upon and subject to the conditions set forth herein for the use and benefit of the Owner, subject to the obligations of the Trust under the Basic Documents. It is the intention of the parties hereto that the Trust constitute a statutory trust under the Statutory Trust Statute and that this Agreement constitute the governing instrument of such statutory trust. It is the intention of the parties hereto that, for income and franchise tax purposes, the Trust shall be treated as a "disregarded entity" and, therefor, shall be disregarded as an entity separate from the Owner. The parties agree that, unless otherwise required by appropriate tax authorities, the Trust will file or cause to be filed annual or other necessary returns, reports and other forms consistent with the characterization of the Trust as a disregarded entity for such tax purposes. Effective as of the date hereof, the Owner Trustee shall have all rights, powers and duties set forth herein and in the Statutory
Trust Statute with respect to accomplishing the purposes of the Trust.

SECTION 2.07. Liability of the Owner. The Owner shall not have any personal liability for any liability or obligation of the Trust.

SECTION 2.08. Title to Trust Property. Legal title to all the Owner Trust Estate shall be vested at all times in the Trust as a separate legal entity except where applicable law in any jurisdiction requires title to any part of the Owner
Trust Estate to be vested in a trustee or trustees, in which case title shall be deemed to be vested in the Owner Trustee, a co-trustee and/or a separate trustee, as the case may be.

SECTION 2.09. Situs of Trust. The Trust will be located and administered in the
State of Delaware. All bank accounts maintained by the Owner Trustee on behalf of the Trust shall be located in the State of Delaware or the State of New York.
The Trust shall not have any employees in any state other than Delaware;
provided, however, that nothing herein shall restrict or prohibit the Owner
Trustee from having employees within or without the State of Delaware. Payments will be received by the Trust only in Delaware or New York, and payments will be made by the Trust only from Delaware or New York. The only office of the Trust will be at the Corporate Trust Office in Delaware.

SECTION 2.10. Representations and Warranties of Seller. The Seller hereby represents and warrants to the Owner Trustee that:

(a)      The Seller is duly organized and validly existing as a corporation in good standing under the laws of the State of Nevada, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

(b)      The Seller is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the failure to so qualify or to obtain such license or approval would render any

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         Receivable unenforceable that
         would otherwise be enforceable by the Seller, the Servicer or the Owner
         Trustee.

(c)      The Seller has the power and authority to execute and deliver this
         Agreement and to carry out its terms; the Seller has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Trust and the Seller shall have duly authorized such sale and assignment and deposit to the Trust by all necessary corporate action; and the execution, delivery and performance of this
         Agreement has been duly authorized by the Seller by all necessary corporate action.

(d)      The  consummation of the  transactions  contemplated by this Agreement and the fulfillment of the terms  hereof do not  conflict  with, result in any  breach  of any of the  terms and  provisions  of, or constitute  (with or without notice or lapse of time) a default under, the  certificate of  incorporation or by-laws of the Seller,  or any indenture,  agreement or other instrument to which the Seller is a party or by which it is bound;  nor result in the creation or imposition of any Lien upon any of its  properties pursuant to the terms of any such  indenture,  agreement or other  instrument  (other than pursuant to the Basic  Documents);  nor  violate any law or, to the best of the  Seller's  knowledge,  any order,  rule or regulation applicable  to the  Seller of any  court,  federal or state  regulatory body,  administrative agency or other governmental instrumentality having jurisdiction over the Seller or its properties.

(e)      There are no proceedings or investigations pending, or, to the best of
         Seller's knowledge, threatened, before any court, federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or its properties which (i) assert the invalidity of this Agreement or any of the Basic
         Documents, (ii) seek to prevent the consummation of any of the transactions contemplated by this Agreement or any of the Basic
         Documents, or (iii) seek any determination or ruling that might materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement or any of the Basic Documents.

SECTION 2.11. Amended and Restated Trust Agreement. This Agreement amends and restates in its entirety the Trust Agreement dated as of May 15, 2003 between the Seller and Owner Trustee.

                                  ARTICLE III

                     CERTIFICATES AND TRANSFER OF INTERESTS

SECTION 3.01. Initial Ownership. Upon the formation of the Trust by the contribution by the Seller pursuant to Section 2.05 and thereafter so long as the Seller remains the "Owner," the Seller shall be the sole beneficiary of the
Trust. Notwithstanding any other provision of this Agreement, the interest of the Seller in the Trust (including its interest by virtue of being the Holder of the Certificate) shall be transferable only in whole and any successor to the
Seller pursuant to such a transfer shall thenceforth be deemed the Seller for purposes of this Agreement. No such transfer shall be effective until such time as written notice thereof signed

by both the transferor and transferee and an
executed copy of the Certificateholder Certification are delivered to the Owner
Trustee.

SECTION 3.02. Form of Certificates. The Certificate shall be issued in an original Certificate Balance of $10,243,196. The Certificate shall be executed on behalf of the Trust by manual or facsimile signature of a Trust Officer of the Owner Trustee. The Certificate bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall, when duly authenticated pursuant to Section 3.03, be validly issued and entitled to the benefits of this
Agreement, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of the
Certificate or did not hold such offices at the date of authentication and delivery of the Certificate.

SECTION 3.03. Authentication of the Certificate. Concurrently with the initial sale of the Receivables to the Trust pursuant to the Sale and Servicing
Agreement, the Owner Trustee shall cause the Certificate in a principal amount equal to the initial Certificate Balance to be executed on behalf of the Trust, authenticated and delivered to or upon the written order of the Seller, signed by its Chairman of the Board, its President, any Vice President, its Treasurer,
its Secretary or any Assistant Treasurer, without further corporate action by the Seller. The Certificate shall not entitle its Holder to any benefit under this Agreement, or be valid for any purpose, unless there shall appear on the
Certificate a certificate of authentication substantially in the form set forth in Exhibit A executed by the Owner Trustee or the Owner Trustee's authentication agent, by manual signature; such authentication shall constitute conclusive evidence that the Certificate shall have been duly authenticated and delivered hereunder. The Certificate shall be dated the date of its authentication.

SECTION 3.04. Registration of Transfer of the Certificate. The Certificate
Registrar shall keep or cause to be kept, at the office or agency maintained pursuant to Section 3.08, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Owner Trustee shall provide for the registration of the Certificate and of transfers of the Certificate as herein provided. JPMorgan Chase Bank shall be the initial Certificate Registrar.

         Upon surrender for registration of transfer of the Certificate at the office or agency maintained pursuant to Section 3.08, the Owner Trustee shall execute, authenticate and deliver (or shall cause its authenticating agent to authenticate and deliver), in the name of the designated transferee or transferees, a new Certificate of a like aggregate amount dated the date of authentication by the Owner Trustee or any authenticating agent. The Owner
Trustee shall not register a transfer of any Certificate unless the transferee of the Certificate delivers to the Certificate Registrar and authenticating agent an executed Certificateholder Certification.

         The Certificate presented or surrendered for registration of transfer shall be accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by the Holder or its attorney duly authorized in writing, along with a Certificateholder
Certification duly executed by the transferee of such Certificate. The
Certificate surrendered for registration of transfer shall be cancelled and subsequently disposed of by the Owner Trustee in accordance with its customary practice.

         No service charge shall be made for any registration of transfer of the
Certificate, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of the Certificate.

         The Certificate has not been and will not be registered under the
Securities Act, or any state securities laws and neither the Certificate nor any interest therein may be offered, sold, pledged or otherwise transferred except in accordance with applicable securities laws of any state of the United States and in reliance on the private placement exemption of the Securities Act. The
Trustee may (but shall not be obligated) at any time or times request an Opinion of Counsel as to compliance with this restriction in connection with any transfer of a Certificate.

SECTION 3.05. Mutilated, Destroyed, Lost or Stolen Certificate. If (a) the
Certificate is mutilated and shall be surrendered to the Certificate Registrar, or if the Certificate Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of the Certificate and (b) there shall be delivered to the Certificate Registrar and the Owner Trustee such security or indemnity as may be required by them to save each of them harmless, then in the absence of notice that the Certificate shall have been acquired by a protected purchaser, the Owner Trustee on behalf of the Trust shall execute and the Owner
Trustee, or the Owner Trustee's authenticating agent, shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and denomination. In connection with the issuance of any new Certificate under this Section, the
Owner Trustee or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section shall constitute conclusive evidence of an ownership interest in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

SECTION 3.06. Persons Deemed Owner. Prior to due presentation of the Certificate for registration of transfer, the Owner Trustee or the Certificate Registrar may treat the Person in whose name a Certificate is registered in the Certificate
Register as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 5.02 and for all other purposes whatsoever, and neither the Owner Trustee nor the Certificate Registrar shall be bound by any notice to the contrary.

SECTION 3.07. Access to List of Certificateholder's Names and Addresses. The
Owner Trustee shall furnish or cause to be furnished to the Servicer and the
Seller, within 15 days after receipt by the Owner Trustee of a request therefor from the Servicer or the Seller in writing, the name and address of the
Certificateholder as of the most recent Record Date. The Holder, by receiving and holding the Certificate, shall be deemed to have agreed not to hold either the Seller or the Owner Trustee accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

SECTION 3.08. Maintenance of Office or Agency. The Owner Trustee shall maintain in the Borough of Manhattan, in the City of New York, an office or offices or agency or agencies where notices and demands to or upon the Owner Trustee in respect of the Certificate and the Basic Documents may be served. The Owner
Trustee initially designates JPMorgan

Chase Bank, 4 New York Plaza, New York, New York 10004 as its principal corporate trust office for such purposes. The
Owner Trustee shall give prompt written notice to the Seller of any change in the location of the Certificate Register or any such office or agency.

SECTION 3.09. Appointment of Paying Agents. The Paying Agent shall make distributions to the Certificateholder from the Certificate Distribution Account pursuant to Section 5.02 and shall report the amounts of such distributions to the Owner Trustee. Any Paying Agent shall have the revocable power to withdraw funds from the Certificate Distribution Account for the purpose of making the distributions referred to above. The Owner Trustee may revoke such power and remove the Paying Agent if the Owner Trustee determines in its sole discretion that the Paying Agent shall have failed to perform its obligations under this
Agreement in any material respect. The Paying Agent shall initially be JPMorgan
Chase Bank, and any co-paying agent chosen by JPMorgan Chase Bank, and acceptable to the Owner Trustee. JPMorgan Chase Bank shall be permitted to resign as Paying Agent upon 30 days' written notice to the Owner Trustee. In the event that JPMorgan Chase Bank shall no longer be the Paying Agent, the Owner
Trustee shall appoint a successor to act as Paying Agent (which shall be a bank or trust company). The Owner Trustee shall cause such successor Paying Agent or any additional Paying Agent appointed by the Owner Trustee to execute and deliver to the Owner Trustee an instrument in which such successor Paying Agent or additional Paying Agent shall agree with the Owner Trustee that as Paying
Agent, such successor Paying Agent or additional Paying Agent will hold all sums, if any, held by it for payment to the Certificateholder in trust for the benefit of the Certificateholder entitled thereto until such sums shall be paid to the Certificateholder. The Paying Agent shall return all unclaimed funds to the Owner Trustee and upon removal of a Paying Agent such Paying Agent shall also return all funds in its possession to the Owner Trustee. The provisions of
Sections 7.01, 7.03, 7.04 and 8.01 shall apply to the Owner Trustee also in its role as Paying Agent, for so long as the Owner Trustee shall act as Paying Agent and, to the extent applicable, to any other paying agent appointed hereunder.
Any reference in this Agreement to the Paying Agent shall include any co-paying agent unless the context requires otherwise.

                                  ARTICLE IV

                            ACTIONS BY OWNER TRUSTEE

SECTION 4.01. Prior Notice to Owner with Respect to Certain Matters. With respect to the following matters, the Owner Trustee shall not take action unless at least 30 days before the taking of such action, the Owner Trustee shall have notified the Certificateholder in writing of the proposed action and the Holder shall not have notified the Owner Trustee in writing prior to the 30th day after such notice is given that the Holder has withheld consent or provided alternative direction:

(a)      the initiation of any claim or lawsuit by the Trust (other than an action to collect on a Receivable) and the compromise of any action, claim or lawsuit brought by or against the Trust (other than an action to collect on a Receivable);

(b)      the election by the Trust to file an amendment to the Certificate of Trust;

(c)      the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is required;

(d)      the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is not required and such amendment materially adversely affects the interest of the Owner;

(e)      the amendment, change or modification of the Administration Agreement, except to cure any ambiguity or to amend or supplement any provision in a manner that would not materially adversely affect the interests of the Owner; or

(f)      the appointment pursuant to the Indenture of a successor Note
         Registrar, Paying Agent or Trustee or the appointment pursuant to this
         Agreement of a successor Certificate Registrar, or the consent to the assignment by the Note Registrar, Paying Agent or Trustee or
         Certificate Registrar of its obligations under the Indenture or this
         Agreement, as applicable.

SECTION 4.02. Action By the Owner with Respect to Certain Matters. The Owner
Trustee shall not have the power, except upon the direction of the Owner, to (a)
remove the Administrator under the Administration Agreement pursuant to Section
8 thereof, (b) appoint a successor Administrator pursuant to Section 8 of the
Administration Agreement, (c) remove the Servicer under the Sale and Servicing
Agreement pursuant to Section 8.01 thereof or (d) except as expressly provided in the Basic Documents, sell the Receivables after the termination of the
Indenture. The Owner Trustee shall take the actions referred to in the preceding sentence only upon written instructions signed by the Owner.

SECTION 4.03. Action By Owner with Respect to Bankruptcy. The Owner Trustee shall not have the power to commence a voluntary proceeding in bankruptcy relating to the Trust without the prior approval of the Owner and the delivery to the Owner Trustee by the Owner of a certificate certifying that the Owner reasonably believes that the Trust is insolvent.

SECTION 4.04. Restrictions on Owner's Power. The Owner shall not direct the
Owner Trustee to take or refrain from taking any action if such action or inaction would be contrary to any obligation of the Trust or the Owner Trustee under this Agreement or any of the Basic Documents or would be contrary to
Section 2.03 nor shall the Owner Trustee be obligated to follow any such direction, if given.

                                   ARTICLE V

                   APPLICATION OF TRUST FUNDS; CERTAIN DUTIES

SECTION 5.01. Establishment of Trust Account. The Owner Trustee, for the benefit of the Certificateholder, shall establish and maintain in the name of the Trust an Eligible Securities Account (the "Certificate Distribution Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholder.

         The Owner Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Certificate Distribution Account and in all proceeds thereof. Except as

otherwise provided herein, the Certificate Distribution Account shall be under the sole dominion and control of the Owner Trustee for the benefit of the
Certificateholder. If, at any time, the Certificate Distribution Account ceases to be an Eligible Securities Account, the Owner Trustee shall within 10 Business
Days following notification of such occurrence (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new Certificate Distribution Account as an Eligible Securities Account and
shall transfer any cash and/or any investments to such new Certificate
Distribution Account.

SECTION 5.02. Application of Trust Funds. (a) On each Distribution Date, the
Owner Trustee will distribute amounts deposited in the Certificate Distribution
Account pursuant to Sections 5.04 and 5.05 of the Sale and Servicing Agreement
or pursuant to Section 5.04(b) or 5.04(c) of the Indenture on or before such
Distribution Date as follows:

(i)      to the Certificateholder, to the extent necessary to reduce the
         Certificate Balance of the Certificate to zero, an amount equal to the excess if any, of the Regular Principal Distribution Amount for such
         Distribution Date over amounts distributable to the Noteholders pursuant to Section 5.04(c) of the Sale and Servicing Agreement on such
         Distribution Date; and

(ii)     to the Seller, any remaining funds on deposit in the Certificate
         Distribution Account after distribution to the Certificateholder pursuant to the clause (i) above.

(b)      On each Distribution Date, the Owner Trustee shall send to the
         Certificateholder the statement provided to the Owner Trustee by the
         Servicer pursuant to Section 5.07(a) of the Sale and Servicing
         Agreement on such Distribution Date.

(c)               In the event that any  withholding  tax is imposed on the  Trust's  payment  (or  allocations  of income)  to the  Owner,  such  tax  shall  reduce  the  amount  otherwise  distributable  to the  Owner in accordance  with this  Section.  The Owner  Trustee  is hereby  authorized  and  directed  to retain  from amounts  otherwise  distributable to the Owner sufficient funds for the payment of any tax that is legally owed or required to be withheld by the Trust (but such  authorization  shall not prevent the Owner Trustee from  contesting  any such tax in  appropriate  proceedings,  and  withholding  payment  of such  tax,  if permitted by law,  pending the outcome of such  proceedings).  The amount of any  withholding  tax imposed with  respect to the Owner  shall be treated as cash  distributed  to the Owner at the time it is withheld by  the  Trust  and  remitted  to the  appropriate  taxing  authority.  If  there  is a  possibility  that withholding  tax is payable with respect to a  distribution,  the Owner Trustee may in its sole discretion withhold  such  amounts in  accordance  with this clause (c). In the event that the Owner  wishes to apply for a refund of any such withholding  tax, the Owner Trustee shall reasonably  cooperate with the Owner in making  such  claim so long as the Owner  agrees to  reimburse  the Owner  Trustee  for any  out-of-pocket expenses incurred.

SECTION 5.03. Method of Payment. Subject to Section 9.01(c), distributions required to be made to the Certificateholder on any Distribution Date shall be made to the Certificateholder of record on the preceding Record Date either by wire transfer, in immediately available funds, to the account of such Holder at a bank or other entity having appropriate

facilities therefor, if the Certificateholder shall have provided to the
Certificate Registrar appropriate written instructions at least five Business
Days prior to such Distribution Date or, if not, by check mailed to the
Certificateholder at the address of such Holder appearing in the Certificate
Register.

SECTION 5.04. No Segregation of Monies; No Interest. Subject to Section 5.01 and
5.02, monies received by the Owner Trustee hereunder need not be segregated in any manner except to the extent required by law or the Sale and Servicing
Agreement and may be deposited under such general conditions as may be prescribed by law, and the Owner Trustee shall not be liable for any interest thereon.

SECTION 5.05. Accounting and Report to the Noteholders, the Owner, the Internal
Revenue Service and Others. The Owner Trustee shall (a) maintain (or cause to be maintained) the books of the Trust on a fiscal year basis ending December 31,
(or such other period as may be required by applicable law), with the first year being a short year ending December 31, 2003, and on the accrual method of accounting, (b) deliver to the Owner, as may be required by the Code and applicable Treasury Regulations, such information as may be required to enable each Owner to prepare its federal and state income tax returns, and make such elections as may from time to time be required or appropriate under any applicable state or federal statute or rule or regulation thereunder so as to maintain the Trust's characterization as a disregarded entity for federal income tax purposes and (c) collect or cause to be collected any withholding tax as described in and in accordance with Section 5.02(c) with respect to distributions from the Trust.

                                  ARTICLE VI

                      AUTHORITY AND DUTIES OF OWNER TRUSTEE

SECTION 6.01. General Authority. The Owner Trustee is authorized and directed to execute and deliver the Basic Documents to which the Trust is to be a party and each certificate or other document attached as an exhibit to or contemplated by the Basic Documents to which the Trust is to be a party, or any amendment thereto or other agreement, in each case, in such form as the Seller shall approve as evidenced conclusively by the Owner Trustee's execution thereof. In addition to the foregoing, the Owner Trustee is authorized, but shall not be obligated, to take all actions required of the Trust pursuant to the Basic
Documents. The Owner Trustee is further authorized from time to time to take such action as the Administrator directs in writing with respect to the Basic
Documents.

SECTION 6.02. General Duties. It shall be the duty of the Owner Trustee to discharge (or cause to be discharged) all of its responsibilities pursuant to the terms of this Agreement and the Basic Documents and to administer the Trust in the interest of the Owner, subject to the Basic Documents and in accordance with the provisions of this Agreement. Notwithstanding the foregoing, the Owner
Trustee shall be deemed to have discharged its duties and responsibilities hereunder and under the Basic Documents to the extent the Administrator has agreed in the Administration Agreement to perform any act or to discharge any duty of the Owner Trustee hereunder or under any Basic Document, and the Owner
Trustee shall not be liable for the default or failure of the Administrator to carry out its obligations under the Administration Agreement.

SECTION 6.03. Action Upon Instruction. (a) Subject to Article IV, the Owner may,
by written instruction, direct the Owner Trustee in the management of the Trust.
Such direction may be exercised at any time by written instruction of the Owner pursuant to Article IV.

(b)      The Owner Trustee shall not be required to take any action hereunder or under any Basic Document if the Owner Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in liability on the part of the Owner Trustee or is contrary to the terms hereof or of any Basic Document or is otherwise contrary to law.

(c)               Whenever the Owner Trustee is unable to decide between  alternative  courses of action  permitted or required by the terms of this  Agreement or any Basic  Document,  the Owner Trustee shall promptly give notice  (in  such  form  as  shall  be  appropriate  under  the  circumstances)  to the  Owner  requesting instruction  as to the course of action to be adopted,  and to the extent the Owner  Trustee  acts in good faith in accordance  with any written  instruction of the Owner  received,  the Owner Trustee shall not be liable  on  account  of  such  action  to any  Person.  If the  Owner  Trustee  shall  not  have  received appropriate  instruction  within  ten days of such  notice  (or  within  such  shorter  period  of time as reasonably  may be  specified  in such notice or may be  necessary  under the  circumstances)  it may, but shall be under no duty to, take or refrain from taking such action,  not inconsistent  with this Agreement or the Basic  Documents,  as it shall  deem to be in the best  interest  of the  Owner,  and shall have no liability to any Person for such action or inaction.

(d)               In the event that the Owner  Trustee is unsure as to the  application  of any  provision  of this
         Agreement  or any Basic  Document or any such  provision is  ambiguous  as to its  application,  or is, or appears to be, in  conflict  with any other  applicable  provision,  or in the event  that this  Agreement permits any  determination  by the Owner  Trustee or is silent or is incomplete as to the course of action that the Owner  Trustee is required to take with respect to a particular  set of facts,  the Owner Trustee may give notice (in such form as shall be appropriate  under the  circumstances)  to the Owner  requesting instruction  and,  to the extent  that the Owner  Trustee  acts or  refrains  from acting in good faith in accordance with any such instruction  received,  the Owner Trustee shall not be liable, on account of such action or inaction,  to any Person. If the Owner Trustee shall not have received  appropriate  instruction within 10 days of such notice (or within such  shorter  period of time as  reasonably  may be specified in such notice or may be necessary  under the  circumstances)  it may, but shall be under no duty to, take or refrain from taking such action,  not  inconsistent  with this  Agreement  or the Basic  Documents,  as it shall deem to be in the best  interests  of the Owner and shall have no  liability  to any Person for such action or inaction.

SECTION 6.04. No Duties Except as Specified in This Agreement or in Instructions.
The Owner Trustee shall not have any duty or obligation to manage, make any payment with respect to, register, record, sell, dispose of, or otherwise deal with the Owner Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Owner Trustee is a party, except as expressly

provided by the terms of this Agreement or in any document or written instruction received by the Owner Trustee pursuant to Section 6.03; and no implied duties or obligations shall be read into this Agreement or any Basic
Document against the Owner Trustee. The Owner Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to prepare or file any
Securities and Exchange Commission filing for the Trust or to record this
Agreement or any Basic Document. The Owner Trustee nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any liens on any part of the Owner Trust Estate that result from actions by, or claims against, the Owner Trustee that are not related to the ownership or the administration of the Owner Trust Estate.

SECTION 6.05. No Action Except under Specified Documents or Instructions. The
Owner Trustee shall not manage, control, use, sell, dispose of or otherwise deal with any part of the Owner Trust Estate except (i) in accordance with the powers granted to and the authority conferred upon the Owner Trustee pursuant to this
Agreement, (ii) in accordance with the Basic Documents and (iii) in accordance with any document or instruction delivered to the Owner Trustee pursuant to
Section 6.03.

SECTION 6.06. Restrictions. The Owner Trustee shall not take any action (a) that is inconsistent with the purposes of the Trust set forth in Section 2.03 or (b)
that, to the actual knowledge of the Owner Trustee, would result in the Trust being treated as a association (or publicly traded partnership) taxable as a corporation for federal income tax purposes. The Owner Trustee and the Seller agree that no election to treat the Trust as an association (or publicly traded partnership) taxable as a corporation for United States Federal income tax purposes or any relevant state tax purposes shall be made by or on behalf of the
Trust. The Owner shall not direct the Owner Trustee or the Seller to take action that would violate the provisions of this Section.

                                ARTICLE VII

                          CONCERNING THE OWNER TRUSTEE

SECTION 7.01. Acceptance of Trusts and Duties. The Owner Trustee accepts the trusts hereby created and agrees to perform its duties hereunder with respect to such trusts but only upon the terms of this Agreement. The Owner Trustee also agrees to disburse all moneys actually received by it constituting part of the
Owner Trust Estate upon the terms of the Basic Documents and this Agreement. The
Owner Trustee shall not be answerable or accountable hereunder or under any
Basic Document under any circumstances, except (i) for its own willful misconduct or negligence or (ii) in the case of the inaccuracy of any representation or warranty contained in Section 7.03 expressly made by the Owner
Trustee. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

(a)      the Owner Trustee shall not be liable for any error of judgment made by a responsible officer of the Owner Trustee;

(b)      the Owner Trustee shall not be liable with respect to any action taken or omitted to be taken by it in accordance with the instructions of the
         Administrator or the Owner;

(c)      no provision of this Agreement or any Basic Document shall require the
         Owner Trustee to expend or risk funds or otherwise incur any financial liability in the performance of any of its rights or powers hereunder or under any Basic Document, if the Owner Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

(d)      under no circumstances shall the Owner Trustee be liable for indebtedness evidenced by or arising under any of the Basic Documents, including the principal of and interest on the Notes;
(e)      the Owner Trustee shall not be responsible for or in respect of the validity or sufficiency of this Agreement or for the due execution hereof by the Seller or for the form, character, genuineness, sufficiency, value or validity of any of the Owner Trust Estate or for or in respect of the validity or sufficiency of the Basic Documents, other than the certificate of authentication on the Certificates, and the Owner Trustee shall in no event assume or incur any liability, duty, or obligation to any Noteholder or to the Owner, other than as expressly provided for herein and in the Basic Documents;

(f)      the Owner Trustee shall not be liable for the default or misconduct of the Administrator, the Indenture Trustee or the Servicer under any of the Basic Documents or otherwise, and the Owner Trustee shall have no obligation or liability to perform the obligations of the Trust under this Agreement or the Basic Documents that are required to be performed by the Administrator under the Administration Agreement, the Indenture
         Trustee under the Indenture or the Servicer under the Sale and
         Servicing Agreement; and

(g)      the Owner  Trustee  shall be under no  obligation  to exercise any of the rights or powers vested in it by this  Agreement,  or to  institute,  conduct or defend any  litigation  under this  Agreement  or otherwise or in relation to this Agreement or any Basic  Document,  at the request,  order or direction of the Owner,  unless the Owner has offered to the Owner  Trustee  security or indemnity  satisfactory  to it against  the  costs,  expenses  and  liabilities  that may be  incurred  by the Owner  Trustee  therein or thereby.  The right of the Owner Trustee to perform any  discretionary  act  enumerated in this  Agreement or in any Basic  Document  shall not be construed as a duty, and the Owner Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of any such act.

SECTION 7.02. Furnishing of Documents. The Owner Trustee shall furnish (a) to the Owner promptly upon receipt of a written request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Owner Trustee under the
Basic Documents and (b) to the Indenture Trustee promptly upon written request therefor, copies of the Purchase Agreement, the Sale and Servicing Agreement,
the Administration Agreement and the Trust Agreement.

SECTION 7.03. Representations and Warranties. The Owner Trustee hereby represents and warrants to the Owner that:

(a)      It is a banking association duly organized and validly existing in good standing under the federal laws of the United States. It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement.

(b)      It has taken all corporate action necessary to authorize the execution and delivery by it of this Agreement, and this Agreement has been executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf.

(c)      Neither the execution nor the delivery by it of this Agreement, nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any federal or Delaware law, governmental rule or regulation governing the banking or trust powers of the Owner Trustee or any judgment or order binding on it, or constitute any default under its charter documents or by-laws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound.

SECTION 7.04. Reliance; Advice of Counsel. (a) The Owner Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond, or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Owner Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of the determination of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer or other authorized officers of the relevant party, as to such fact or matter, and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

(b)      In the exercise or  administration  of the trusts  hereunder and in the performance of its duties and  obligations  under this Agreement or the Basic  Documents,  the Owner Trustee (i) may act directly or through  its agents or  attorneys  pursuant to  agreements  entered  into with any of them,  and the Owner
         Trustee  shall not be liable for the conduct or  misconduct  of such agents or attorneys if such agents or attorneys  shall have been selected by the Owner Trustee with  reasonable  care, and (ii) may consult with counsel,  accountants  and other skilled  persons to be selected with  reasonable care and employed by it.
         The Owner  Trustee  shall not be liable  for  anything  done,  suffered  or omitted in good faith by it in accordance with the written opinion or advice of any such counsel, accountants or other such persons.

SECTION 7.05. Not Acting in Individual Capacity. Except as provided in this
Article VII, in accepting the trusts hereby created, Chase Manhattan Bank USA,
National Association acts solely as Owner Trustee hereunder and not in its individual capacity and all

Persons having any claim against the Owner Trustee
by reason of the transactions contemplated by this Agreement or any Basic
Document shall look only to the Owner Trust Estate for payment or satisfaction thereof.

SECTION 7.06. Owner Trustee Not Liable for the Certificate, Notes or Receivables.
The recitals contained herein and in the Certificate (other than the signature and counter-signature of the Owner Trustee on the Certificate and its representations and warranties in Section 7.03) shall not be taken as the statements of the Owner Trustee and the Owner Trustee assumes no responsibility for the correctness thereof. The Owner Trustee makes no representations as to the validity or sufficiency of this Agreement, or of the Certificate (other than the signature and countersignature of the Owner Trustee on the Certificate), or
the Notes or of any other Basic Document or of any Receivable or related documents. The Owner Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Receivable, or the perfection and priority of any security interest created by any Receivable in any Financed Equipment or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Owner
Trust Estate or its ability to generate the payments to be distributed to the
Certificateholder under this Agreement or the Noteholders under the Indenture, including, without limitation: the existence, condition and ownership of any
Financed Equipment; the existence and enforceability of any insurance thereon;
the existence and contents of any Receivable on any computer or other record thereof; the validity of the assignment of any Receivable to the Trust or of any intervening assignment; the completeness of any Receivable; the performance or enforcement of any Receivable; the compliance by the Seller or the Servicer with any warranty or representation made under any Basic Document or in any related document or the accuracy of any such warranty or representation or any action of the Administrator, the Indenture Trustee or the Servicer or any subservicer taken in the name of the Owner Trustee.

SECTION 7.07. Owner Trustee May Own the Certificate and Notes. The Owner Trustee
in its individual or any other capacity may become the Owner or pledgee of the
Certificate or the Notes and may deal with the Seller, the Administrator, the
Indenture Trustee and the Servicer in banking transactions with the same rights as it would have if it were not Owner Trustee.

                                  ARTICLE VIII

                          COMPENSATION OF OWNER TRUSTEE

SECTION 8.01. Owner Trustee's Fees and Expenses. The Owner Trustee shall receive as compensation for its services hereunder such fees as have been separately agreed upon before the date hereof between the Seller and the Owner Trustee, and the Owner Trustee shall be entitled to be reimbursed by the Seller for its other reasonable expenses hereunder, including the reasonable compensation, expenses and disbursements of such agents, representatives, experts and counsel as the
Owner Trustee may employ in connection with the exercise and performance of its rights and its duties hereunder; provided, however, that the Owner Trustee's right to enforce such obligation shall be subject to the provisions of Section 11.09.

SECTION 8.02. Indemnification. The Seller shall be liable as primary obligor for, and shall indemnify the Owner Trustee and its successors, assigns, agents and servants (collectively, the "Indemnified Parties") from and against, any and all liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever
(collectively, "Expenses") which may at any time be imposed on, incurred by, or asserted against the Owner Trustee or any Indemnified Party in any way relating to or arising out of this Agreement, the Basic Documents, the Owner Trust
Estate, the administration of the Owner Trust Estate or the action or inaction of the Owner Trustee hereunder, except only that the Seller shall not be liable for or required to indemnify the Owner Trustee from and against Expenses arising or resulting from any of the matters described in the third sentence of Section
7.01;  provided, however, that the Owner Trustee's right to enforce such obligation shall be subject to the provisions of Section 11.09. The indemnities contained in this Section shall survive the resignation or termination of the
Owner Trustee or the termination of this Agreement. In any event of any claim, action or proceeding for which indemnity will be sought pursuant to this
Section, the Owner Trustee's choice of legal counsel shall be subject to the approval of the Seller, which approval shall not be unreasonably withheld.

SECTION 8.03. Payments to the Owner Trustee. Any amounts paid to the Owner
Trustee pursuant to this Article VIII shall be deemed not to be a part of the
Owner Trust Estate immediately after such payment.

                                  ARTICLE IX

                         TERMINATION OF TRUST AGREEMENT

SECTION 9.01. Termination of Trust Agreement. (a) This Agreement (other than
Article VIII and Section 11.09) and the Trust shall terminate and be of no further force or effect, upon the final distribution by the Owner Trustee of all moneys or other property or proceeds of the Owner Trust Estate in accordance with the terms of the Indenture, the Sale and Servicing Agreement and Article V.
Any money or other property held as part of the Owner Trust Estate following such distribution shall be distributed to the Seller. The bankruptcy, liquidation, dissolution, death or incapacity of the Owner shall not (x) operate to terminate this Agreement or the Trust, or (y) entitle the Owner's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the
Trust or Owner Trust Estate or (z) otherwise affect the rights, obligations and liabilities of the parties hereto.

(b)      Except as provided in Section 9.01(a), neither the Seller nor the Owner shall be entitled to revoke or terminate the Trust.

(c)      Notice  of any  termination  of the  Trust,  specifying  the  Distribution  Date  upon  which the
         Certificateholder  shall  surrender  the  Certificate  to the  Paying  Agent  for  payment  of  the  final distribution  and  cancellation,  shall be given by the Owner  Trustee by letter to the  Certificateholder mailed  within  five  Business  Days of  receipt of notice of such  termination  from the  Servicer  given pursuant to  Section 9.01(c) of the Sale and Servicing  Agreement,  stating (i) the Distribution Date upon or with respect to which final

         payment of the Certificate  shall be made upon  presentation  and surrender of the  Certificate  at the office of the Paying  Agent  therein  designated,  (ii) the amount of any such final  payment  and (iii) that the Record  Date  otherwise  applicable  to such  Distribution  Date is not applicable,  payments being made only upon  presentation and surrender of the Certificate at the office of the  Paying  Agent  therein  specified.  The  Owner  Trustee  shall  give such  notice to the  Certificate
         Registrar  (if other than the Owner  Trustee) and the Paying Agent at the time such notice is given to the
         Certificateholder.  Upon  presentation and surrender of the  Certificate,  the Paying Agent shall cause to be  distributed to the  Certificateholder  amounts  distributable  on such  Distribution  Date pursuant to
         Section 5.02.

         In the event that the Certificateholder shall not surrender the Certificate for cancellation within six months after the date specified in the above mentioned written notice, the Owner Trustee shall give a second written notice to the Certificateholder to surrender the Certificate for cancellation and receive the final distribution with respect thereto. If within one year after the second notice the Certificate shall not have been surrendered for cancellation, the Owner Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the
         Certificateholder concerning surrender of the Certificate, and the cost thereof shall be paid out of the funds and other assets that shall remain subject to this Agreement. Any funds remaining in the Trust after exhaustion of such remedies shall be distributed by the Owner
         Trustee to the Seller.

(d)      Upon the winding up of the Trust and its termination, the Owner Trustee shall cause the Certificate of Trust to be canceled by filing a certificate of cancellation with the Secretary of State in accordance with the provisions of Section 3810 of the Statutory Trust Statute.

                                      ARTICLE X

             SUCCESSOR OWNER TRUSTEES AND ADDITIONAL OWNER TRUSTEES

SECTION 10.01. Eligibility Requirements for Owner Trustee. The Owner Trustee
shall at all times be a corporation satisfying the provisions of Section 3807(a)
of the Statutory Trust Statute; authorized to exercise corporate trust powers;
having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authorities; and having (or having a parent which has) a rating of at least Baa3 by Moody's and at least
BBB- by Standard & Poor's. If such corporation shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this
Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of this Section, the Owner Trustee shall resign immediately in the manner and with the effect specified in Section 10.02.

SECTION 10.02. Resignation or Removal of Owner Trustee. The Owner Trustee may at
any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Seller, the Owner and the Administrator; provided, however, that such resignation

and discharge shall only be effective upon the
appointment of a successor Owner Trustee. Upon receiving such notice of resignation, the Administrator shall promptly appoint a successor Owner Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Owner Trustee and one copy to the successor Owner
Trustee. If no successor Owner Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Owner Trustee may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee.

         If at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of Section 10.01 and shall fail to resign after written request therefor by the Seller, or if at any time the Owner Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Owner Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Owner Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Seller may remove the Owner Trustee. If the Seller shall remove the Owner Trustee under the authority of the immediately preceding sentence, the Seller shall promptly appoint a successor Owner Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the outgoing Owner Trustee so removed and one copy to the successor Owner Trustee and the Seller shall pay all fees owed to the outgoing Owner Trustee.

         Any resignation or removal of the Owner Trustee and appointment of a successor Owner Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Owner
Trustee pursuant to Section 10.03 and payment of all fees and expenses owed to the outgoing Owner Trustee. The Seller shall provide notice of such resignation or removal of the Owner Trustee to each of the Rating Agencies.

SECTION 10.03. Successor Owner Trustee. Any successor Owner Trustee appointed pursuant to Section 10.02 shall execute, acknowledge and deliver to the Seller, the Owner and to its predecessor Owner Trustee, with a copy thereof delivered to the Administrator, an instrument accepting such appointment under this
Agreement, and thereupon the resignation or removal of the predecessor Owner
Trustee shall become effective and such successor Owner Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties, and obligations of its predecessor under this Agreement, with like effect as if originally named as Owner Trustee. The predecessor Owner
Trustee shall upon payment of its fees and expenses deliver to the successor
Owner Trustee all documents and statements and monies held by it under this
Agreement; and the Seller and the predecessor Owner Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee all such rights, powers, duties, and obligations.

         No successor Owner Trustee shall accept appointment as provided in this
Section unless at the time of such acceptance such successor Owner Trustee shall be eligible pursuant to Section 10.01.

         Upon acceptance of appointment by a successor Owner Trustee pursuant to this Section, the Seller shall mail notice of the successor of such Owner
Trustee to the Certificateholder, the Indenture Trustee, the Noteholders and the
Rating Agencies. If the Seller shall fail to mail such

notice within 10 days after acceptance of appointment by the successor Owner
Trustee, the successor Owner Trustee shall cause such notice to be mailed at the expense of the Seller.

SECTION 10.04. Merger or Consolidation of Owner Trustee. Any corporation into which the Owner Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Owner Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the
Owner Trustee, shall be the successor of the Owner Trustee hereunder; provided such corporation shall be eligible pursuant to Section 10.01, without the execution or filing of any instrument or any further act on the part of any of the parties hereto; anything herein to the contrary notwithstanding; provided, further, that the Owner Trustee shall mail notice of such merger or consolidation to the Rating Agencies.

SECTION 10.05. Appointment of Co-Trustee or Separate Trustee. Notwithstanding
any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Owner Trust
Estate or any Financed Equipment may at the time be located, the Seller and the
Owner Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Owner Trustee to act as co-trustee, jointly with the Owner Trustee, or separate trustee or separate trustees, of all or any part of the Owner Trust Estate, and to vest in such Person, in such capacity, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Seller and the Owner Trustee may consider necessary or desirable. If the Seller shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, the Owner Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a successor trustee pursuant to Section 10.01 and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to
Section 10.03.

         Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

(i)               all rights,  powers,  duties,  and obligations  conferred or imposed upon the Owner Trustee shall be  conferred  upon and  exercised  or  performed  by the  Owner  Trustee  and such  separate  trustee  or co-trustee  jointly (it being  understood  that such separate  trustee or co-trustee is not  authorized to act  separately  without the Owner Trustee  joining in such act),  except to the extent that under any law of any  jurisdiction  in which any particular act or acts are to be performed,  the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights,  powers,  duties,  and obligations  (including  the  holding  of  title  to  the  Trust  or  any  portion  thereof  in  any  such jurisdiction)  shall be exercised and performed singly by such separate trustee or co-trustee,  but solely at the direction of the Owner Trustee;

(ii)     no trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement; and

(iii)    the Seller and the Owner Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

         Any notice, request or other writing given to the Owner Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Owner
Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Owner Trustee. Each such instrument shall be filed with the Owner
Trustee and a copy thereof given to the Seller, the Owner and the Administrator.

         Any separate trustee or co-trustee may at any time appoint the Owner
Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this
Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the
Owner Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

                                   ARTICLE XI

                                  MISCELLANEOUS

SECTION 11.01. Supplements and Amendments. This Agreement may be amended by the
Seller and the Owner Trustee, with prior written notice to the Rating Agencies, without the consent of any of the Noteholders or the Certificateholder to cure any ambiguity, to correct or supplement any provisions in this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholder; provided, however, that such amendment shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Noteholder or the Owner or the federal tax characteristics of the Notes.

         This Agreement may also be amended from time to time by the Seller and the Owner Trustee, with prior written notice to the Rating Agencies, with the consent of the Holders of Notes evidencing not less than a majority of the
Outstanding Principal Amount of the Notes, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders;
provided, however, that no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that shall be required to be made for the benefit of the Noteholders or the Owner or (b) reduce the aforesaid percentage of the Outstanding Principal Amount of the Notes or the Certificate
required to consent to any such amendment, without the consent of the holders of all the outstanding Notes and the Certificate.

         Promptly after the execution of any such amendment or consent, the
Owner Trustee shall furnish written notification of the substance of such amendment or consent to the Indenture Trustee and each of the Rating Agencies.

         It shall not be necessary for the consent of the Noteholders, the Owner or the Indenture Trustee pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents shall be subject to such reasonable requirements as the Owner Trustee may prescribe.

         Promptly after the execution of any amendment to the Certificate of
Trust, the Owner Trustee shall cause the filing of such amendment with the
Secretary of State.

         Prior to the execution of any amendment to this Agreement or any other
Basic Document, the Owner Trustee shall be entitled to receive and rely upon an
Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and the other Basic Documents. The Owner Trustee may, but shall not be obligated to, enter into any such amendment which affects the Owner Trustee's own rights, duties or immunities under this Agreement or otherwise.

SECTION 11.02. No Legal Title to Owner Trust Estate in the Owner. The Owner
shall not have legal title to any part of the Owner Trust Estate. The Owner shall be entitled to receive distributions with respect to its ownership interest therein only in accordance with Articles V and IX. No transfer, by operation of law or otherwise, of any right, title, and interest of the Owner to and in its ownership interest in the Owner Trust Estate shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Owner
Trust Estate.

SECTION 11.03. Limitations on Rights of Others. The provisions of this Agreement are solely for the benefit of the Owner Trustee, the Seller, the Owner, the
Administrator and, to the extent expressly provided herein, the Indenture
Trustee and the Noteholders, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Owner Trust Estate or under or in respect of this
Agreement or any covenants, conditions or provisions contained herein.

SECTION 11.04. Notices. (a) Unless otherwise expressly specified or permitted by the terms hereof, all notices shall be in writing and shall be deemed given upon receipt by the intended recipient or three Business Days after mailing if mailed by certified mail, postage prepaid (except that notice to the Owner Trustee shall be deemed given only upon actual receipt by the Owner Trustee), if to the
Owner Trustee, addressed to the Corporate Trust Office; if to the Seller, addressed to Caterpillar Financial Funding Corporation, 4040 S. Eastern Avenue,
Suite 344, Las Vegas, Nevada 89119; or, as to each party, at such other address as shall be designated by such party in a written notice to each other party.

(b)      Any notice required or permitted to be given to the Certificateholder shall be given by first-class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this

Agreement shall be conclusively
         presumed to have been duly given, whether or not the Certificateholder receives such notice.

SECTION 11.05. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 11.06. Separate Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

SECTION 11.07. Successors and Assigns. All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, the Seller, the Owner
Trustee and its successors and the Owner and its successors and permitted assigns, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by the Owner shall bind the successors and assigns of the Owner.

SECTION 11.08. Covenant of the Seller. In the event that (a) the Certificate
Balance shall be reduced by Realized Losses and (b) any litigation with claims in excess of $1,000,000 to which the Seller is a party which shall be reasonably likely to result in a material judgment against the Seller that the Seller will not be able to satisfy shall be commenced by the Owner during the period beginning nine months following the commencement of such litigation and continuing until such litigation is dismissed or otherwise terminated (and, if such litigation has resulted in a final judgment against the Seller, such judgment has been satisfied) the Seller shall not pay any dividend to
Caterpillar Financial Services Corporation, or make any distribution on or in respect of its capital stock to Caterpillar Financial Services Corporation, or repay the principal amount of any indebtedness of the Seller held by Caterpillar
Financial Services Corporation, unless (i) after giving effect to such payment, distribution or repayment, the Seller's liquid assets shall not be less than the amount of actual damages claimed in such litigation or (ii) the Rating Agency
Condition shall have been satisfied with respect to any such payment, distribution or repayment. The Seller further agrees that prior to the termination of the Trust it shall not revoke, modify or otherwise amend any agreements with Caterpillar Financial Services Corporation in effect on the
Closing Date in any manner that would adversely affect the rights of the Seller to receive from Caterpillar Financial Services Corporation contributions of capital or payments on demand pursuant to such agreements. The Seller further covenants and agrees that it will not enter into any transaction or take any action (other than any transaction or action contemplated by this Agreement or any of the Basic Documents) if, as a result of such transaction or action, any rating of either the Notes or the Certificates by any of the Rating Agencies
would be downgraded or withdrawn.

SECTION 11.09. No Petition. The Owner Trustee, the Certificateholder, by
accepting the Certificate, and the Indenture Trustee and each Noteholder by accepting the benefits of this Agreement, hereby covenant and agree that they will not, prior to the date which is one year and one day after the termination of the Trust, institute against the Seller or the Issuer, or join in any institution against the Seller or the Issuer of, any bankruptcy,

reorganization,
arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Certificate, the Notes, this Agreement or any of the Basic Documents.

SECTION 11.10. No Recourse. The Certificateholder by accepting the Certificate acknowledges that the Certificate represents a beneficial interest in the Trust only and does not represent an interest in or obligation of the Seller, the
Servicer, the Administrator, the Owner Trustee, the Indenture Trustee or any
Affiliate thereof, and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated in this Agreement, the Certificate or the other Basic Documents.

SECTION 11.11. Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

SECTION 11.12. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE
WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW
PROVISIONS AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES HEREUNDER
SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

SECTION 11.13. Certificate Transfer Restrictions. (a) The Certificate may not be
acquired by or for the account of (i) an employee benefit plan (as defined in
Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended
("ERISA")), whether or not such plan is subject to the provisions of Title I of
ERISA, (ii) a plan (as defined in Section 4975(e)(1) of the Code) subject to
Section 4975 of the Code, or (iii) any entity whose underlying assets include
"plan assets" by reason of any such plan's investment in the entity and the application of U.S. Department of Labor (the "DOL") Regulation Section
2510.3-101 (the "Plan Asset Regulation") (excluding any investment company that is registered under the Investment Company Act of 1940, as amended) (each, a
"Benefit Plan Investor"), except as provided in the following sentence. By accepting and holding the Certificate, the Holder thereof shall be deemed to have represented, warranted and covenanted that it is (A) not a Benefit Plan
Investor, and that no assets of any Benefit Plan Investor were used to acquire the Certificate, or (B) it is an insurance company acting on behalf of its general account, and (i) on the date it acquires the Certificate, less than 25%
of the assets of such general account constitute Plan Assets and (ii) if at any time during any calendar quarter after the initial acquisition of the
Certificate, 25% or more of the assets of such general account constitute "plan assets" (as defined in the Plan Asset Regulation) and no exemption or exception from the prohibited transaction rules applies to the continued holding of the
Certificate under Section 401(c) of ERISA and final regulations thereunder or an exemption or regulation issued by the DOL under ERISA, then such insurance company will dispose of the Certificate then held in its general account by the end of the next following calendar quarter, and shall deliver to the Owner
Trustee at the time of acquisition of the Certificate a duly executed
Certificateholder Certification in the form set forth in Exhibit C.

(b)      The Certificate may not be acquired by or for the account of an individual or entity that is not a U.S. person as defined in Section
         7701(a)(30) of the Code. By accepting and holding the Certificate, the
         Holder shall be deemed to have represented and

warranted under
         penalties of perjury that it (or, if it is acting as a nominee, the beneficial owner) is a U.S. person and shall deliver to the Owner
         Trustee, at the time of acquisition of the Certificate and thereafter from time to time upon request, a duly executed Certificateholder
         Certification in the form set forth in Exhibit C.

SECTION 11.14. Seller Payment Obligation. The Seller shall be responsible for payment of the Administrator's fees under the Administration Agreement (to the extent not paid pursuant to Section 5.04 of the Sale and Servicing Agreement)
and shall reimburse the Administrator for all expenses and liabilities of the
Administrator incurred thereunder.

                            [Signature Page Follows]

         IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

                                                          CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION,
                                                          not in its individual capacity but solely as Owner
                                                          Trustee,

                                                          By:
                                                             ------------------------------------------------------
                                                              Name:       John J. Cashin
                                                              Title:      Vice President

                                                          CATERPILLAR FINANCIAL FUNDING CORPORATION, as Seller,

                                                          By:
                                                             ------------------------------------------------------
                                                              Name:
                                                              Title:

                                  EXHIBIT A

                               FORM OF CERTIFICATE

NUMBER                                                            $[___________]
R-1

                       SEE REVERSE FOR CERTAIN DEFINITIONS

                 THIS CERTIFICATE IS ONLY TRANSFERABLE IN WHOLE
                   AND IS SUBJECT TO RESTRICTIONS ON TRANSFER
                        SET FORTH IN THE TRUST AGREEMENT

         THIS CERTIFICATE HAS NOT BEEN REGISTERED AND WILL NOT BE REGISTERED
UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES
ACT"), AND MAY NOT BE OFFERED, SOLD OR DELIVERED UNLESS PURSUANT TO AN EFFECTIVE
REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION FROM THE SECURITIES ACT.

         THIS CERTIFICATE MAY NOT BE ACQUIRED BY OR FOR THE ACCOUNT OF (i) AN
EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT
INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")), WHETHER OR NOT SUCH PLAN IS
SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (ii) A PLAN (AS DEFINED IN
SECTION 4975(e)(1) OF THE CODE) SUBJECT TO SECTION 4975 OF THE CODE, OR (iii)
ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE "PLAN ASSETS" BY REASON OF ANY SUCH
PLAN'S INVESTMENT IN THE ENTITY AND THE APPLICATION OF U.S. DEPARTMENT OF LABOR
(THE "DOL") REGULATION SECTION 2510.3-101 (THE "PLAN ASSET REGULATION")
(EXCLUDING ANY INVESTMENT COMPANY THAT IS REGISTERED UNDER THE INVESTMENT
COMPANY ACT OF 1940, AS AMENDED) (EACH, A "BENEFIT PLAN INVESTOR"), EXCEPT AS
PROVIDED IN THE FOLLOWING SENTENCE. BY ACCEPTING AND HOLDING THIS CERTIFICATE,
THE HOLDER THEREOF SHALL BE DEEMED TO HAVE REPRESENTED, WARRANTED AND COVENANTED
THAT IT IS (A) NOT A BENEFIT PLAN INVESTOR, AND THAT NO ASSETS OF ANY BENEFIT
PLAN INVESTOR WERE USED TO ACQUIRE THIS CERTIFICATE, OR (B) IT IS AN INSURANCE
COMPANY ACTING ON BEHALF OF ITS GENERAL ACCOUNT, AND (i) ON THE DATE IT ACQUIRES
THIS CERTIFICATE, LESS THAN 25% OF THE ASSETS OF SUCH GENERAL ACCOUNT CONSTITUTE
PLAN ASSETS AND (ii) IF AT ANY TIME DURING ANY CALENDAR QUARTER AFTER THE
INITIAL ACQUISITION OF THIS CERTIFICATE, 25% OR MORE OF THE ASSETS OF SUCH
GENERAL ACCOUNT CONSTITUTE "PLAN ASSETS" (AS DEFINED IN THE PLAN ASSET
REGULATION) AND NO EXEMPTION OR EXCEPTION FROM THE PROHIBITED TRANSACTION RULES
APPLIES TO THE CONTINUED HOLDING OF THIS CERTIFICATE UNDER SECTION 401(c) OF
ERISA AND FINAL REGULATIONS THEREUNDER OR AN EXEMPTION OR REGULATION ISSUED BY
THE DOL UNDER ERISA, THEN SUCH

INSURANCE COMPANY WILL DISPOSE OF THIS
CERTIFICATE BY THE END OF THE NEXT FOLLOWING CALENDAR QUARTER, AND SHALL DELIVER
TO THE OWNER TRUSTEE AT THE TIME OF ACQUISITION OF THIS CERTIFICATE A DULY
EXECUTED CERTIFICATEHOLDER CERTIFICATION IN THE FORM SET FORTH IN EXHIBIT C TO
THE TRUST AGREEMENT REFERRED TO HEREIN.

         THIS CERTIFICATE MAY NOT BE ACQUIRED BY OR FOR THE ACCOUNT OF AN
INDIVIDUAL OR ENTITY THAT IS NOT A U.S. PERSON AS DEFINED IN SECTION 7701(a)(30)
OF THE CODE. BY ACCEPTING AND HOLDING THIS CERTIFICATE, THE HOLDER SHALL BE
DEEMED TO HAVE REPRESENTED AND WARRANTED THAT IT (OR, IF IT IS ACTING AS A
NOMINEE, THE BENEFICIAL OWNER) IS A U.S. PERSON AND SHALL DELIVER TO THE OWNER
TRUSTEE, AT THE TIME OF ACQUISITION OF THIS CERTIFICATE AND THEREAFTER FROM TIME
TO TIME UPON REQUEST, A DULY EXECUTED CERTIFICATION IN THE FORM SET FORTH IN
EXHIBIT C TO THE TRUST AGREEMENT.

         THE CERTIFICATE BALANCE OF THIS CERTIFICATE IS DISTRIBUTABLE IN
INSTALLMENTS AS SET FORTH IN THE TRUST AGREEMENT. ACCORDINGLY, THE OUTSTANDING
CERTIFICATE BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT
SHOWN ON THE FACE HEREOF.

                    CATERPILLAR FINANCIAL ASSET TRUST 2003-A

                            ASSET BACKED CERTIFICATE

evidencing an undivided interest in the Trust, as defined below, the property of which includes a pool of retail installment sale contracts and finance leases secured by new and used machinery and certain monies due or received thereunder and sold to the Trust (as defined below) by Caterpillar Financial Funding
Corporation.

(This Certificate does not represent an interest in or obligation of Caterpillar
Financial Funding Corporation, Caterpillar Financial Services Corporation,
Caterpillar Inc. or any of their respective affiliates, except to the extent described below.)

         THIS CERTIFIES THAT ______________________________________ is the
registered Holder of ______________________________________ DOLLARS
($___________) nonassessable, fully-paid, undivided interest in Caterpillar
Financial Asset Trust 2003-A (the "Trust") formed by Caterpillar Financial
Funding Corporation, a Nevada corporation (the "Seller").

         The Trust was created pursuant to an Amended and Restated Trust
Agreement dated as of May 1, 2003 (the "Trust Agreement"), between the Seller and Chase Manhattan Bank USA, National Association, as owner trustee (the "Owner
Trustee"), a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Trust Agreement or the
Sale and Servicing Agreement dated as of May 1, 2003 (the "Sale and Servicing
Agreement"), among the Trust, the Seller and Caterpillar Financial Services
Corporation, as servicer (the "Servicer"), as applicable.

         This Certificate is the duly authorized Certificate designated as the
"Asset Backed Certificate" (herein called the "Certificate"). Also issued under the Indenture dated as of May 1, 2003, between the Trust and U.S. Bank National
Association, as indenture trustee, are Notes designated as "Class A-1 1.22938%
Asset Backed Notes" (the "Class A-1 Notes"), "Class A-2 1.25% Asset Backed
Notes" (the "Class A-2 Notes"), "Class A-3 1.66% Asset Backed Notes" (the "Class
A-3 Notes") and "Class B 2.27% Asset Backed Notes" (the "Class B Notes";
together with the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes,
the "Notes"). This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. The property of the Trust includes a pool of retail installment sale contracts and finance leases secured by new and used equipment
(the "Receivables"), all monies received on or after May 1, 2003 from payments on the Receivables, security interests in the equipment financed thereby and certain other cross-collateralized equipment, certain bank accounts and the proceeds thereof, proceeds from claims on certain insurance policies and certain other rights under the Trust Agreement and the Sale and Servicing Agreement, all
right, title, and interest of the Seller in and to the Purchase Agreement dated as of May 1, 2003 between Caterpillar Financial Services Corporation and the
Seller and all proceeds of the foregoing. The Holder of this Certificate acknowledges and agrees that its rights to

receive distributions in respect of
this Certificate are subordinated to the rights of the Noteholders as described in the Sale and Servicing Agreement and the Indenture.

         Under the Trust Agreement, there will be distributed on the 25th day of each month or, if such day is not a Business Day, the next Business Day (the
"Distribution Date"), commencing on June 25, 2003 to the Person in whose name this Certificate is registered at the close of business on the last calendar day of the month preceding the month in which such Distribution Date occurs (the
"Record Date") the amount to be distributed to the Certificateholder on such
Distribution Date.

         Notwithstanding any prior termination of the Trust Agreement, the
Certificateholder, by its acceptance of this Certificate, covenants and agrees that it shall not, prior to the date which is one year and one day after the termination of the Trust, institute against the Seller or the Issuer, or join in any institution against the Seller or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to this Certificate, the Notes, the
Trust Agreement or any of the Basic Documents.

         Distributions on this Certificate will be made as provided in the Trust
Agreement by the Owner Trustee by wire transfer or check mailed to the
Certificateholder of record in the Certificate Register without the presentation or surrender of this Certificate or the making of any notation hereon. Except as otherwise provided in the Trust Agreement and notwithstanding the above, the final distribution on this Certificate will be made after due notice by the
Owner Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for the purpose by the Owner Trustee in the Borough of Manhattan, The City of New York.

         This Certificate does not represent an obligation of, or an interest in, the Seller, the Servicer, Caterpillar Inc., the Owner Trustee or any
Affiliates of any of them and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated herein or in the Trust Agreement or the Basic Documents. In addition, this Certificate is not guaranteed by any governmental agency or instrumentality and is limited in right of payment to certain collections with respect to the Receivables (and certain other amounts), all as more specifically set forth herein and in the Sale and
Servicing Agreement and the Trust Agreement. This Certificate is limited in right of payment to certain collections and recoveries respecting the
Receivables, all as more specifically set forth in the Sale and Servicing
Agreement and the Trust Agreement. A copy of each of the Sale and Servicing
Agreement and the Trust Agreement may be examined during normal business hours at the principal office of the Seller, and at such other places, if any, designated by the Seller, by the Certificateholder upon written request.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the
Seller and the rights of the Certificateholder under the Trust Agreement at any time by the Seller and the Owner Trustee with the consent of the holders of the
Notes evidencing a majority of the outstanding Notes.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the
Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies of the Certificate Registrar maintained by the Owner Trustee in the Borough of Manhattan, in the City of New York,
accompanied by a written instrument of transfer in force satisfactory to the
Owner Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing and a duly executed
Certificateholder Certification of the transferee thereof, and thereupon one or more new Certificates of authorized denominations evidencing the same aggregate interest in the Trust will be issued to the designated transferee. No service charge will be made for any such registration of transfer, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith. The initial
Certificate Registrar appointed under the Trust Agreement is JPMorgan Chase
Bank, New York, New York.

         The Owner Trustee, the Certificate Registrar and any agent of the Owner
Trustee or the Certificate Registrar may treat the Person in whose name this
Certificate is registered as the owner hereof for all purposes, and none of the
Owner Trustee, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

         The obligations and responsibilities created by the Trust Agreement and the Trust created thereby shall terminate upon the payment to the
Certificateholder of all amounts required to be paid to it pursuant to the Trust
Agreement and the Sale and Servicing Agreement and the disposition of all property held as part of the Trust. The Servicer of the Receivables may at its
option purchase the corpus of the Trust at a price specified in the Sale and
Servicing Agreement, and such purchase of the Receivables and other property of the Trust will effect early retirement of the Certificate; provided, however, such right of purchase is exercisable only on any Distribution Date on which the
Note Value is 10% or less of the Initial Note Value .

         This Certificate may not be acquired by or for the account of (i) an employee benefit plan (as defined in Section 3(3) of the Employee Retirement
Income Security Act of 1974, as amended ("ERISA")), whether or not such plan is subject to the provisions of Title I of ERISA, (ii) a plan (as defined in
Section 4975(e)(1) of the Code) subject to Section 4975 of the Code, or (iii)
any entity whose underlying assets include "plan assets" by reason of any such plan's investment in the entity and the application of U.S. Department of Labor
(the "DOL") Regulation Section 2510.3-101 (the "Plan Asset Regulation")
(excluding any investment company that is registered under the Investment
Company Act of 1940, as amended) (each, a "Benefit Plan Investor"), except as provided in the following sentence. By accepting and holding this Certificate, the Holder thereof shall be deemed to have represented, warranted and covenanted that (A) it is not a Benefit Plan Investor, and that no assets of any Benefit
Plan Investor were used to acquire this Certificate, or (B) it is an insurance company acting on behalf of its general account, and (i) on the date it acquires this Certificate, less than 25% of the assets of such general account constitute
Plan Assets and (ii) if at any time during any calendar quarter after the initial acquisition of this Certificate, 25% or more of the assets of such general account constitute "plan assets" (as defined in the Plan Asset
Regulation) and no exemption or exception from the prohibited transaction rules applies to the continued holding of this Certificate under Section 401(c) of
ERISA and final regulations thereunder or an exemption or regulation issued by the DOL under ERISA, then such insurance company will dispose of this
Certificate by

the end of the next following calendar quarter, and shall deliver to the Owner Trustee at the time of acquisition of this Certificate a duly executed Certificateholder Certification in the form set forth in Exhibit C to the Trust Agreement.

         This Certificate may not be acquired by or for the account of an individual or entity that is not a U.S. person as defined in Section 7701(a)(30)
of the Code. By accepting and holding this Certificate, the Holder shall be deemed to have represented and warranted under penalties of perjury that it (or, if it is acting as a nominee, the beneficial owner) is a U.S. person and shall deliver to the Owner Trustee, at the time of acquisition of this Certificate and thereafter from time to time upon request, a duly executed Certificateholder
Certification in the form set forth in Exhibit C to the Trust Agreement.

         Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee, by manual signature, this Certificate shall not entitle the Holder hereof to any benefit under the
Trust Agreement or the Sale and Servicing Agreement or be valid for any purpose.

         THIS CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE
STATE OF DELAWARE.

         IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Trust and not in its individual capacity, has caused this Certificate to be duly executed.

                                                          CATERPILLAR FINANCIAL ASSET TRUST 2003-A,

                                                          By:  CHASE MANHATTAN BANK
                                                               USA, NATIONAL ASSOCIATION, as Owner Trustee

Dated:  __________                                        By:
                                                               ---------------------------------------------------
                                                               Name:
                                                               Title:

                          CERTIFICATE OF AUTHENTICATION

                   This is the Certificate referred to in the within-mentioned
Trust Agreement.

CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION, as      or        CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION, as
Owner Trustee                                                     Owner Trustee

                                                                  By     JPMorgan CHASE BANK, as Authenticating Agent
By:                                                               By:
       ---------------------------------------------
                    Authorized Signatory                                             Authorized Signatory

                                   ASSIGNMENT

         FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE

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(Please print or type name and address, including postal zip code, of assignee)

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the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing

______________________________________________________ Attorney to transfer said
Certificate on the books of the Certificate Register, with full power of substitution in the premises.

Dated:                                               _________________________________________*
                                                     Signature Guaranteed:

                                                     -----------------------------------------*

--------------------

* NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever.

                                    EXHIBIT B

                             CERTIFICATE OF TRUST OF
                    CATERPILLAR FINANCIAL ASSET TRUST 2003-A

                  THIS Certificate of Trust of CATERPILLAR FINANCIAL ASSET TRUST 2003-A (the "Trust") is being duly executed and filed on behalf of the Trust by the undersigned, as trustee, to form a statutory trust under the Delaware Statutory Trust Act (12 Del. C.ss.3801 et seq.) (the "Act").

                  Name. The name of the statutory trust formed by this
Certificate of Trust is CATERPILLAR FINANCIAL ASSET TRUST 2003-A.

                  Delaware Trustee. The name and business address of the trustee of the Trust in the State of Delaware are Chase Manhattan Bank USA, National
Association, c/o JP Morgan Chase, 500 Stanton Christiana Road, OPS4, 3rd Floor,
Newark, Delaware 19713 Attention: Institutional Trust Services.

                  Effective Date.  This Certificate of Trust shall be effective upon filing.

                  IN WITNESS WHEREOF, the undersigned has duly executed this
Certificate of Trust in accordance with Section 3811(a)(1) of the Act.

                                                     CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION, not in its
                                                     individual capacity but solely as Trustee

                                                     By:_________________________________
                                      Name:
                                     Title:

B-1

                                    EXHIBIT C

                         CERTIFICATEHOLDER CERTIFICATION

         This Certificateholder Certification ("Certification") is delivered pursuant to Section 11.13(b) of Caterpillar Financial Asset Trust 2003-A Amended
and Restated Trust Agreement, dated as of May 1, 2003 (the "Trust Agreement"), between Caterpillar Financial Funding Corporation and Chase Manhattan Bank USA,
National Association, as Owner Trustee, in connection with the acquisition of, transfer to or possession by the undersigned, whether as beneficial owner (the
"Beneficial Owner"), or nominee on behalf of the Beneficial Owner, of the
Caterpillar Financial Asset Trust 2003-A Asset Backed Certificate (the
"Certificate"). Capitalized terms used but not defined in this Certification have the respective meanings given them in the Trust Agreement.

         The holder must complete Part I, Part II (if the holder is a nominee), and in all cases sign and otherwise complete Part III of Section A.

         Section A. To confirm to the Trust that the provisions of Section 1446 of the Internal Revenue Code (relating to withholding tax on foreign partners)
do not apply in respect of the Certificate held by the undersigned, the undersigned hereby certifies:

Part I - Complete Either A or B

         A.       Individual as Beneficial Owner

                  1.       I am (The Beneficial Owner is) not a non-resident
                           alien for purposes of U.S. income taxation;

                  2. My (The Beneficial Owner's) name and home address are

                           ---------------------------------------------

                           ---------------------------------------------

                           _____________________________________________; and

                  3.       My (The Beneficial Owner's) U.S. taxpayer
                           identification number (Social Security Number) is
                           ----------------------.

         B. Corporate, Partnership or other Entity as Beneficial Owner

                  1.       ________________________________ (Name of the
                           Beneficial Owner) is not a foreign corporation,
                           foreign partnership, foreign trust or foreign estate
                           (as those terms are defined in the Code and Treasury
                           regulations);

                  2. The Beneficial Owner's office address and place of
incorporation (if applicable) is
                           -----------------------------------------

                           _________________________________________; and

                  3. The Beneficial Owner's U.S. employer identification number
(Social Security Number) is
                           ---------------.

Part II - Nominees

         If the undersigned is the nominee for the Beneficial Owner, the undersigned certifies that this Certification has been made in reliance upon information contained in:

         _________ an IRS Form W-9

         _________ a form such as this or substantially similar

provided to the undersigned by an appropriate person and (i) the undersigned agrees to notify the Trust at least thirty (30) days prior to the date that the form relied upon becomes obsolete, and (ii) in connection with change in
Beneficial Owners, the undersigned agrees to submit a new Certification of
Non-Foreign Status to the Trust promptly after such change.

Part III - Declaration

         The undersigned, as the Beneficial Owner or a nominee thereof, agrees to notify the Trust within sixty (60) days of the date that the Beneficial Owner becomes a foreign person. The undersigned understands that this Certification may be disclosed to the Internal Revenue Service by the Trust and any false statement contained therein could be punishable by fines, imprisonment or both.

         Under penalty of perjury, I declare that I have examined this
Certification and to the best of my knowledge and belief it is true, correct and complete and, if applicable, I further declare that I have the authority* to sign this document

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                                                   Name

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                                           Title (if applicable)

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                                            Signature and Date

*NOTE:        If signed pursuant to a power of attorney, the power of attorney must accompany this Certification.

         THE CERTIFICATION CONTAINED IN THIS SECTION A WILL BECOME OBSOLETE AT
THE END OF THE THIRD YEAR AFTER THE TAXABLE YEAR OF THE TRUST DURING WHICH THIS
CERTIFICATION IS DELIVERED TO THE TRUST.

         Section B. The undersigned hereby certifies that (check one):

1. were used to acquire the Certificate.

                  OR

2.                                  I am an insurance company, acting on behalf
                                    of my general account, and

a.       on the date I acquired  the  Certificate,  less than 25% of the assets of my general  account  constituted
                                    Plan Assets, and

b.       if, at any time during any calendar  quarter  after the initial  acquisition  of the  Certificate,  25% or more of the  assets of such  general  account  constitutes  "plan  assets"  (as defined in the Plan Asset  Regulation)  and no exemption or exception  from the
                                    prohibited   transaction   rules  applies  to  the  continued  holding  of  the
                                    Certificate under Section 401(c) of ERISA and final  regulations  thereunder or an exemption or regulation  issued by the DOL under ERISA,  then I will dispose of the  Certificate  then  held in my  general  account  by the end of the next following  calendar  quarter and shall deliver to the Owner Trustee at the time
                                    of   acquisition   of  the   Certificate  a  duly  executed   Certificateholder
                                    Certification in the form set forth in this exhibit.

         I declare that I have examined this Certification and to the best of my knowledge and belief it is true, correct and complete and, if applicable, I further declare that I have the authority* to sign this document

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                                                   Name

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                                           Title (if applicable)

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                                            Signature and Date

*NOTE:        If signed pursuant to a power of attorney, the power of attorney must accompany this Certification.